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                                                                   EXHIBIT 10.36

   [LETTERHEAD OF CARGOLOGAN INC. L'EXPRESS DE STE. ANNE INC. APPEARS HERE]



Le 2 aout 1996

Madame Pierrette Morissette

Styrochem International Ltee
19250, Clark Graham
Baie D'Urfe, Quebec
H9X 3R8

Madame,

La presente consiste en une Offre de Location en reponse a votre demande d'occuper a titre de Locataire une portion de l'espace industriel situe dans l'edifice 19 000 Trans-Canadienne, Baie D'Urfe. L'immeuble ci-dessus decrit a une superficice approximative de 74 000 pieds carres.

Le bail sera sur une base mensuelle et pourra etre resilie par l'un ou l'autre des deuz parties concernees par un preavis de 45 jours.

Le loyer net mensuel sera de six mille dollars (6,000 $), ce qui permettra au Locataire d'occuper une surface maximum de 15 000 pieds carres (Annexe A). Toute surface utilisee par le Locataire en excedant ce maximum sera chargee a ce dernier a un taux de 3.00 $ par palette par mois calendrier.

Le locataire aura droit a deux portes d'expedition pour fin de dechargement et chargement. Il est entendu que le Locataire fournira l'equipement, et le personnel pour ses operations. Le Locataire s'engage a prendre les assurances responsabilite et civile necessaires afin de couvrir ses operations.

                                                                            ...2

entreposage frigorifique/cold warehousing  324 Marie-Curie, Vaudreuil, Quebec
                                                                         J7V 5V5

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                          - STYROCHEM INTERNATIONAL -


Le Locataire s'engage a: a) occuper les lieux en date du ler septembre 1996
b) accepter le local tel quel c) obtenir l'approbation du Locateur avant d'effectuer toute modification, ces modifications seront faites au frais du Locataire.

Les lieux loues seront utilises pour fin d'entreposage seulement.

Il est entendu que la temperature dudit immeuble sera maintenue a un maximum de 50 degres Fahrenheit par le Locateur. Tout autre moyen utilise pour augmenter la temperature de l'espace loue sera aux frais du Locateur.

L'acceptation de cette Offre de Location constitue un bail liant les deux parties impliquees.

Nous vous prions d'accepter, madame, l'assurance de nos salutations les plus distinguees.

Yvan Ronsse
Directeur

EN FOI DE QUOI nous avons signe les presentes a Baie D'Urfe, Que ce 5th jour d'aout 1996.


STYROCHEM INTERNATIONAL LTEE                           CARGOLOGAN INC

/s/ Pierrette Morisette                                /s/ Yvan Ronsse
----------------------------                           -------------------------
Pierrette Morisette                                    Yvan Ronsse


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                 [LETTERHEAD OF CARGOLOGAN INC. APPEARS HERE]


                           - STYROCHEM INTERNATIONAL -

LISTE DE PRIX

Transport - transfert Baie D'Urfe
            heures normales semaine: 100.00$ par chargement
            heures week-end        : 125.00$ par chargement

Voyage Special : 45.00$ par chargement

Voyage Pointe-Claire : 150.00$ par chargement

Voyage Terrasse-Vaudreuil : 135.00$ par chargement

Taux horaire chariot elevateur : 38:00$ par heure

Taux horaire camion semi-remorque : 38:00$ par heure

Palette 76" X 58" 4 de haut : 5.00$ par palette par mois calendrier

Palette couverts 4 de haut : 4.00$ par palette par mois calendrier entreposage frigorifique/cold warehousing
                 324 Marie - Curie, Vaudreuil, Quebec J7V 5V5
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                                 ANNEXE "I-A"


                           [BLUEPRINT APPEARS HERE]
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[LETTERHEAD OF CARGOLOGAN INC. L'EXPRESS DE STE. ANNE INC. APPEARS HERE]

ADDENDUM NO 1 DATE DU 01 JOUR DU MOIS DE OCTOBRE 1996

A compter du 01 octobre 1996 et ce, sur une base mensuelle, Cargologan Inc. un espace d'entreposage de 2 baies de 750 pieds carres chacune soit un total de 1500 pieds carres.

A compter du 01 octobre 1996, le loyer pour cet espace sera de mille dollars ($1,000.00) plus les taxes s'y rapportant, payable a l'avance.

EN FOI DE QUOI . les parties ont duement signe a la date ci-haut mentionnee.



                                                CARLOGAN INC

                                             par; [SIGNATURE APPEARS HERE]
                                                 -------------------------------


                                                STYROCHEM

                                             par; [SIGNATURE APPEARS HERE]
                                                 -------------------------------
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TRANSLATION OF DOCUMENT DATED AUG.2/96 - FROM CARGOLOGAN INC.


This document is an Offer to lease following your demand to occupy part of the industrial space located in the building at 19000 Trans-Canadienne, Baie d'Urfe. The building hereby described has an approximate surface of 74,000 s.f. of warehousing space.

The lease will be on a monthly base and can be cancelled by either party upon a 45 day notice.

The net monthly lease is Can$ 6,000 for a maximum surface of 15,000 square feet (annex A) Any additional surface required by the lessor will be charged at the rate of CAN$ 3.00 per box per calendar month.

The lessee is entitled to use two shipping doors for loading and unloading. It is understood that the lessee will supply the equipment and the personnel for its operations. The lessee is responsible for his own responsibility insurance covering his operations.

The lessee agrees to: a) occupy the premises starting September 1, 1996
                      b) accepts the premises as is
                      c) obtain permission from the lessor before any
                         modification are undertaken on the building. Such modifications will be at the lessee's expense.

The space rented will only be used for warehousing.

It is understood that the temperature of the building will be set at a maximum of 50 degreed Fahrenheit by the lessor. Any equipment used to increase the temperature of the rented space will be at the lessee's expense.

The acceptance of the offer constitute a lease binding both parties.

Please accept...........